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                                                                  Exhibit 10.9

     AMENDMENT, dated as of September 30, 1994, to Amended and Restated Shareholders' Agreement, dated April 16, 1985 (as heretofore amended, the "Shareholders' Agreement"), among HORRIGAN AMERICAN, INC., a Pennsylvania corporation (the "Corporation"), and the holders of common shares (the "Shareholders") of the Corporation.

     The Shareholders' Agreement provides that, in certain instances, the purchase price of common shares of the Corporation (the "Common Shares") will be determined on the basis of valuations performed for the Corporation's Employee Stock Ownership Plan. As a result of the termination of the Corporation's Employee Stock Ownership Plan, it is necessary to amend the Shareholders' Agreement to provide a different basis for determining the purchase price of the Common Shares in those instances.

     NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

     1. Section 5 of the Shareholders' Agreement is amended to read as follows:

            "5. The purchase price for any Common Share purchased hereunder, other than on the basis of the right of first refusal after it has been offered to a third person pursuant to the terms of Sections 3 and 4 hereof, shall be as determined, as of the last day of the calendar quarter immediately preceding such purchase, by any reasonable method selected by the Board of Directors of the Corporation."

     2. Except as expressly modified hereby, the Shareholders' Agreement remains in full force and effect.

     3. This Amendment may be executed in any number of counterparts, no one of which need be signed by all parties, but all of which collectively shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                     HORRIGAN AMERICAN, INC.


                                     By ______________________
                                        John F. Horrigan, Jr.
                                        Chairman of the Board


                                  Shareholders


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